UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2009

FLEETWOOD ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	001-7699 (Commission File No.)	95-1948322 (IRS Employer Identification No.)

3125 Myers Street, Riverside, California 92503-5527

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (951) 351-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On July 21, 2009, Fleetwood Enterprises, Inc. (the “Company”) and certain of its subsidiaries (together with the Company, the “Sellers”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with FH Holding, Inc. (the “Purchaser”), an affiliate of Cavco Industries, Inc.

Under the terms of the Purchase Agreement, the Purchaser agreed to purchase certain of the manufactured housing business assets (the “Transferred Assets”) of the Sellers for $18,000,000 in cash, plus the sum of the current assets of the Sellers included in the Transferred Assets, less the sum of the current liabilities of the Sellers assumed bye the Purchaser, and subject to certain other adjustments as specified in the Purchase Agreement.  The net proceeds from the proposed transaction are expected to be approximately $19 million.

The consummation of the proposed transaction is subject to certain closing conditions as specified in the Purchase Agreement, including being subject to a potential overbid and the completion of the bankruptcy court approval process.  The net proceeds of the transaction, after paying costs associated with the transaction, will be used to satisfy the obligations of the Company and its subsidiaries to their creditors.  The Company does not anticipate that there will be proceeds ultimately available to the Company from this transaction and other potential asset sales sufficient, after payments to creditors, to result in any distribution to the stockholders of the Company.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Purchase Agreement is attached as an exhibit hereto to provide you with information regarding the terms of the transaction described therein and is not intended to provide you with any other factual information or disclosure about the Company or any of its subsidiaries.  The representations and warranties and covenants contained in the Purchase Agreement were made for the purposes of the Purchase Agreement and as of a specific date, were solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the parties, including being qualified by disclosure schedules made for the purposes of allocating contractual risk between the parties thereto instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be reflected in the Company’s public disclosures.  Investors are not third party beneficiaries under the Purchase Agreement and, in light of the foregoing reasons, should not rely on the representations and warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company or its subsidiaries.

Item 8.01                                             Other Events

As previously disclosed, on March 10, 2009, the Company and certain of its direct and indirect subsidiaries (collectively with the Company, the “Debtors”) filed voluntary petitions for reorganization relief under the provisions of chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Central District of California, Riverside Division (the “Bankruptcy Court”).  The Debtors bankruptcy case is being jointly administered under Case Number 09-14254-MJ (the “Bankruptcy Case”).

On July 15, 2009, the Company filed its monthly operating report for the period beginning on May 25, 2009 through June 21, 2009 (the “June Monthly Operating Report”), with the United States Trustee for the Central District of California, Riverside Division (the “United

States Trustee”) pursuant to Article III of The United States Trustee’s Notice of Requirement For Chapter 11 Debtors In Possession, as revised April 2008.  The June Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with guidance provided by the Securities and Exchange Commission (the “SEC”) and the SEC staff, the Company will file its monthly operating reports on Form 8-K during the Bankruptcy Case, which will be in lieu of filings of periodic reports on Form 10-K and Form 10-Q under the Securities Exchange Act of 1934, as amended.

Cautionary Statement Regarding June Monthly Operating Report

The information contained in the June Monthly Operating Report is preliminary and subject to revision, and the Company cautions readers not to place undue reliance upon this information.  The June Monthly Operating Report contains financial information that has not been audited or reviewed by an independent registered public accounting firm, and is not in accordance with U.S. generally accepted accounting principles.  The information contained in the June  Monthly Operating Report has been prepared in accordance with applicable provisions of the Bankruptcy Code and is not intended to be used for investment purposes.  Results set forth in the June Monthly Operating Report should not be viewed as indicative of future results.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description
2.1

Asset Purchase Agreement, dated as of July 21, 2009, by and between Fleetwood Enterprises, Inc. and each of its subsidiaries listed on the signature pages thereto, and FH Holding, Inc. (excluding schedules and exhibits which the Company agrees to provide the Securities and Exchange Commission upon request).

99.1	Monthly Operating Report for the period beginning on May 25, 2009 through June 21, 2009.

Safe Harbor Statement:

This 8-K and the exhibits incorporated herein by reference may contain or contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the Company’s financial condition, results of operations and business that is not historical information, including without limitation statements regarding (a) obtaining approval of the transaction contemplated by the Purchase Agreement by the bankruptcy court, (b) closing of the transaction contemplated by the Purchase Agreement, and (c) the timing of these events. As a general matter, forward-looking statements are those focused upon future or anticipated events or trends and expectations and beliefs relating to matters that are not historical in nature. The words “believe,” “expect,” “plan,” “intend,” “estimate,” or “anticipate” and similar expressions, as well as future or conditional verbs such as “will,” “should,” “would,” and “could,” often identify forward-looking statements.  The Company believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain, and the Company may not realize its expectations and its beliefs may not prove correct.  These forward-looking statements are subject to various risks and uncertainties, including without limitation (i) the Company’s ability to manage its business as a debtor-in-possession pursuant to the provisions of the Bankruptcy Code and liquidate all of its remaining assets for distribution to creditors, (ii)  the satisfaction of conditions to closing contained in the Purchase Agreement, (iii) the continued ability of the Company to obtain financing or otherwise maintain sufficient cash flow to allow the Company to complete the transaction contemplated by the Purchase Agreement, (iv) the possible entry of a third party bidder into the bankruptcy process, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the Purchase Agreement and/or the Bankruptcy Case, (vi) the outcome of any legal proceedings that may be instituted against the Company or its subsidiaries following the announcement of the Purchase Agreement, (vii) the potential adverse impact of the Bankruptcy Case on the Company’s liquidity or results of operations and (viii) risks associated with third parties seeking and obtaining bankruptcy court approval to convert the Bankruptcy Case to a chapter 7 case.

Except as required by law, the Company assumes no obligation to update these forward-looking statements to reflect actual results, changes in risks, uncertainties or assumptions underlying or affecting such statements, or for prospective events that may have a retroactive effect.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEETWOOD ENTERPRISES, INC.

Date: July 24, 2009	BY:	/s/ Leonard J. McGill
Leonard J. McGill
Senior Vice President, Corporate Development, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1

Asset Purchase Agreement, dated as of July 21, 2009, by and between Fleetwood Enterprises, Inc. and each of its subsidiaries listed on the signature pages thereto, and FH Holding, Inc. (excluding schedules and exhibits which the Company agrees to provide the Securities and Exchange Commission upon request).

99.1	Monthly Operating Report for the period beginning on May 25, 2009 through June 21, 2009.